UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 11, 2019
The Andersons, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	000-20557	34-1562374
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1947 Briarfield Boulevard, Maumee, Ohio		43537
____________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	419-893-5050
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company
[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

The Andersons, Inc. entered into a Credit Agreement ("the Agreement") dated January 11, 2019, with U.S. Bank National Association as Lead Agent.  The Agreement provides for unsecured borrowings of up to $1,650 million. This amount is comprised of a 5-year revolving credit facility in the amount of $900 million, a 364-day revolving credit facility in the amount of $250 million, a 5-year term loan in the amount of $250 million, and a 7-year term loan in the amount of $250 million.

The 5-year revolving credit facility will replace the Andersons, Inc. current $800 million revolving line of credit. A portion of the term loan will be used to pay down debt assumed in the Lansing Trade Group acquisition.

Borrowings under the new credit facility bear interest at variable interest rates, which are based on LIBOR plus an applicable spread. Payments on the term loans will be made on a quarterly basis.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.
(d) The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1
Credit Agreement, dated January 11, 2019, between The Andersons, Inc., as borrower, and several banks with U.S. Bank National Association acting as Lead Agent. (Certain exhibits to the agreement have been omitted. The Company will furnish such exhibits to the SEC upon request.)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Andersons, Inc.

January 14, 2019	By:	/s/ Naran U. Burchinow

Name: Naran U. Burchinow
Title: General Counsel & Secretary

Exhibit Index

Exhibit No.	Description

10.1
Credit Agreement, dated January 11, 2019, between The Andersons, Inc., as borrower, and several banks with U.S. Bank National Association acting as Lead Agent. (Certain exhibits to the agreement have been omitted. The Company will furnish such exhibits to the SEC upon request.)